UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 29, 2006
StemCells, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-19871 (Commission File Number)	94-3078125 (I.R.S. Employer Identification No.)

3155 Porter Drive, Palo Alto, California (Address of principal executive offices)		94304 (Zip Code)
Registrant’s telephone number, including area code: 650.475.3100
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 29, 2006, StemCells, Inc. (the “Company”) entered into a Sales Agreement (the “Agreement”) with Cantor Fitzgerald & Co. (“Cantor”) for the purpose of selling shares of the Company’s common stock in at-the-market offerings or negotiated transactions from time to time. The Company may offer up to 10,000,000 shares of its common stock pursuant to the Agreement. Cantor will be paid compensation equal to 5.0% of the gross proceeds from the sales of common stock pursuant to the terms of the Agreement.
A copy of the Agreement is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1 Sales Agreement between StemCells, Inc. and Cantor Fitzgerald & Co. dated December 29, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 29, 2006	StemCells, Inc.
/s/ Martin McGlynn
	Name:	Martin McGlynn
	Title:	Chief Executive Officer

Exhibit Index

Exhibit
Number	Description
10.1	Sales Agreement between StemCells, Inc. and Cantor Fitzgerald & Co. dated December 29, 2006